UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 4, 2016

EXPRESS SCRIPTS HOLDING COMPANY

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-35490	45-2884094
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Express Way, St. Louis, MO	63121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: 314-996-0900

No change since last report

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Chief Executive Officer

On May 4, 2016, Express Scripts Holding Company (the “Company” or “Express Scripts”) announced the appointment of Timothy Wentworth as President and Chief Executive Officer of the Company effective May 4, 2016. As previously announced, George Paz retired as Chief Executive Officer on May 4, 2016 and will remain as Chairman of the Board of Directors. Mr. Paz will remain an employee of the Company through June 1, 2016. The Company is extremely grateful for Mr. Paz’s dedicated and continuous service to the Company since 1998.

Mr. Wentworth, age 55, has served as a director of Express Scripts since June 2015. Mr. Wentworth assumed the role of President of the Company in February 2014 and served as Senior Vice President and President, Sales and Account Management from April 2012 to February 2014. Mr. Wentworth joined Express Scripts when the Company merged with Medco Health Solutions, Inc. in April 2012. At Medco, he served as Group President, National and Key Accounts from October 2008 to April 2012, as Chief Executive Officer of Medco’s Accredo Health Group subsidiary from March 2006 to October 2008 and as Group President—National Accounts from August 2003 to March 2006.

There are no arrangements or understandings between Mr. Wentworth and any other persons pursuant to which Mr. Wentworth was selected as President and Chief Executive Officer. There are no family relationships between Mr. Wentworth and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer. The Company has not entered into any transactions with Mr. Wentworth that would require disclosure pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934.

A description of the terms of Mr. Wentworth’s executive employment agreement and compensation is set forth below under “Executive Employment Agreements”.

Executive Employment Agreements

On May 4, 2016, the Board of Directors adopted a new form of executive employment agreement to be entered into with certain of the Company’s executive officers.

The form of agreement contains the following general terms:

•	Term. The agreement runs through March 31, 2017, and is automatically extended for successive one-year renewal periods unless either party gives timely notice of non-renewal at least ninety days prior to the end of the then current term. In the event of a change in control of the Company, the agreement will automatically extend for an additional number of months such that 24 months remain in the term from the date of the change in control.

•	Compensation and Benefits. The agreement generally provides for: (i) the payment of an initial annual base salary, which may not be reduced after any increase; (ii) a minimum annual bonus plan target as a percentage of the executive’s base salary; (iii) participation in the Company’s employee benefit plans (other than bonus and incentive plans) on the same basis as such plans are generally made available to other senior executives; (iv) the right to receive restricted stock unit awards, stock option awards and other equity awards and deferred compensation, to the extent determined by the Company and the Board of Directors; (v) the reimbursement of reasonable business expenses incurred in performing the executive’s duties; and (vi) such perquisites and fringe benefits to which the Company’s other senior executive officers are entitled and which are suitable for the executive’s position.

•

Benefits upon Termination of Employment. In addition to the right to receive earned and accrued salary and benefits under the terms of the benefit plans, if, prior to a change in control, the executive’s employment is terminated without cause or if, prior to a change in control, the executive resigns with good reason (which includes the failure by the Company to renew the agreement), the executive will be entitled to, among other things, (1)

a severance payment, in the amount of 18 months of base salary plus 150% of his or her target bonus for the year in which the termination occurs, (2) a prorated actual bonus payment for the year during which the termination occurs, to the extent such bonus is approved for payout by the Compensation Committee of the Board of Directors (the “Committee”), and (3) payment of the cost of continuing health benefits for the executive and his or her spouse and dependents for 18 months. If, within the two-year period following a change in control, the executive’s employment is terminated without cause or the executive resigns with good reason, the executive will be entitled to, among other things, (1) a severance payment, in the amount of 24 months of base salary plus 200% of his or her target bonus for the year in which the termination occurs, (2) a prorated target bonus payment for the year during which the termination occurs, and (3) payment of the cost of continuing health benefits for the executive and his or her spouse and dependents for 18 months.

In the event of termination due to death, disability or retirement, the executive (or his or her estate) is entitled to receive accrued salary and other benefits under the terms of the benefit plans, payment of continuing health benefits as described above and any annual bonus earned for a completed year, as well as a prorated actual bonus payment for the year during which the termination occurs, in each case, to the extent such bonus is approved for payout by the Committee.

In the event of termination for cause or by the executive other than for good reason, the executive is entitled to receive accrued salary and other benefits under the terms of the benefit plans.

The agreement also contains certain additional benefits, including specific vesting provisions with respect to equity awards granted to the executive, upon retirement, generally to the same extent provided in prior executive employment agreements as described under the caption “Employment Agreements and Potential Payments Upon Termination or Change in Control” in the Company’s proxy statement for the 2016 annual meeting (the “Proxy Statement”).

•	Restrictive Covenants. Upon termination of employment, the executive is prohibited from (i) soliciting certain business partners of the Company for a period of two years after termination; (ii) soliciting or hiring any employee of the Company for a period of two years after termination; (iii) competing with the Company for a period of eighteen months after termination; or (iv) disclosing certain confidential information with respect to the Company or its business. Certain post-termination payments are contingent upon compliance with such covenants and signing of a release.

•	Clawback Policy. The executive agrees to abide by the Company’s clawback and recoupment policy.

On May 4, 2016, the Company entered into a new Executive Employment Agreement with Mr. Wentworth, President and Chief Executive Officer. This agreement supersedes Mr. Wentworth’s previously existing employment agreements and is generally consistent with the form of executive employment agreement described above, except for:

•	Mr. Wentworth’s agreement runs through March 31, 2019 and may only be extended upon mutual written agreement. In the event of a change in control of the Company, the agreement will automatically extend for an additional number of months such that 24 months remain in the term from the date of the change in control.

•	If Mr. Wentworth’s employment is terminated without cause, or if he resigns with good reason, in each case prior to or within the two-year period following a change in control, Mr. Wentworth will be entitled to payment of the cost of continuing health benefits for him and his spouse and dependents for 36 months.

•	Mr. Wentworth will be entitled to continued medical coverage through age 65, so long as he pays the full cost for participation.

As of May 4, 2016, the base salary of Mr. Wentworth is $1,400,000 and his annual bonus target is 175% of his annual base salary. In connection with his appointment as the President and Chief Executive Officer, Mr. Wentworth also received a one-time equity grant valued at $5.25 million, split evenly between non-qualified stock options, restricted stock units and performance share units.

The foregoing descriptions do not purport to be complete and are qualified in the entirety by reference to the executive employment agreement with Mr. Wentworth, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein and the form of executive employment agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

2016 Long-Term Incentive Plan

On May 4, 2016, the Company held its 2016 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the Express Scripts Holding Company 2016 Long-Term Incentive Plan (the “2016 LTIP”).

Details regarding the 2016 LTIP are described on pages 71-80 of the Proxy Statement. The description of the 2016 LTIP does not purport to be complete and is qualified in its entirety by reference to the full text of such plan, a copy of which was filed as Appendix A to the Proxy Statement and is incorporated by reference herein.

Forms of Equity Award Agreements

The Board of Directors approved and ratified on May 4, 2016 the forms of the following agreements for awards to be made under the 2016 LTIP with respect to the Company’s common stock: (i) the Form of Restricted Stock Unit Grant Notice for Non-Employee Directors; (ii) the Form of Stock Option Grant Notice for Non-Employee Directors; (iii) the Form of Restricted Stock Unit Grant Notice; (iv) the Form of Performance Share Award Notice and (v) the Form of Stock Option Grant Notice, each in such form as was previously approved by the Committee and attached hereto as Exhibits 10.3-10.7, respectively, and incorporated by reference herein.

Resignation of Director

As previously announced, Gary G. Benanav, a member of the Board of Directors of the Company, retired and resigned from the Board of Directors effective May 4, 2016, immediately following the Annual Meeting.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting at the Company’s principal executive offices on Wednesday, May 4, 2016. Of the 632,803,206 shares outstanding and entitled to vote, 555,641,336 shares were represented at the meeting, or an 87.8% quorum. The results for each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

Proposal 1. Election of Directors. All of the nominees nominated by the Board of Directors for director were elected to serve until the next annual meeting or until their respective successors are elected and qualified, by the votes set forth in the table below.

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

Maura C. Breen	472,348,815	13,359,776	707,765	69,224,980

William J. DeLaney	475,059,969	10,653,975	702,412	69,224,980

Elder Granger, M.D., MG, USA (Retired)	479,710,639	4,858,195	1,847,522	69,224,980

Nicholas J. LaHowchic	471,011,061	14,675,191	730,104	69,224,980

Thomas P. Mac Mahon	474,336,110	10,223,596	1,856,650	69,224,980

Frank Mergenthaler	480,069,127	4,492,567	1,854,662	69,224,980

Woodrow A. Myers, Jr., M.D.	474,611,793	9,967,150	1,837,413	69,224,980

Roderick A. Palmore	480,754,298	4,932,063	729,995	69,224,980

George Paz	477,018,642	8,692,233	705,481	69,224,980

William L. Roper, M.D., MPH	480,598,820	3,974,849	1,842,687	69,224,980

Seymour Sternberg	471,181,844	14,503,886	730,626	69,224,980

Timothy Wentworth	482,136,155	3,593,564	686,637	69,224,980

Proposal 2. The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for 2016 was ratified by the stockholders, by the votes set forth in the table below.

FOR	AGAINST	ABSTAIN
546,223,737	6,944,253	2,473,346

Proposal 3. The stockholders approved, on a non-binding basis, executive compensation, by the votes set forth in the table below.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
457,014,217	27,892,010	1,510,129	69,224,980

Proposal 4. The stockholders approved and ratified the Express Scripts Holding Company 2016 Long-Term Incentive Plan, by the votes set forth in the table below.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
456,219,476	25,302,515	4,894,365	69,224,980

Proposal 5. A stockholder proposal regarding an independent board chairman was rejected by the stockholders, by the votes set forth in the table below.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
222,762,272	260,627,558	3,026,526	69,224,980

Proposal 6. A stockholder proposal regarding political disclosure and accountability was rejected by the stockholders, by the votes set forth in the table below.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
131,310,575	299,956,323	55,149,458	69,224,980

Item 9.01	Financial Statements and Exhibits

(d) The following Exhibits are furnished as part of this report on Form 8-K:

Exhibit No.	Description

10.1	Executive Employment Agreement with Timothy Wentworth dated May 4, 2016.

10.2	Form of Executive Employment Agreement to be entered into with certain executive officers.

10.3	Form of Restricted Stock Unit Grant Notice for Non-Employee Directors to be used with respect to grants of restricted stock units by the Company to non-employee directors under the Express Scripts Holding Company 2016 Long-Term Incentive Plan.

10.4	Form of Stock Option Grant Notice for Non-Employee Directors to be used with respect to grants of stock options by the Company to non-employee directors under the Express Scripts Holding Company 2016 Long-Term Incentive Plan.

10.5	Form of Restricted Stock Unit Grant Notice to be used with respect to grants of restricted stock units by the Company under the Express Scripts Holding Company 2016 Long-Term Incentive Plan.

10.6	Form of Performance Share Award Notice to be used with respect to grants of performance shares by the Company under the Express Scripts Holding Company 2016 Long-Term Incentive Plan.

10.7	Form of Stock Option Grant Notice to be used with respect to grants of stock options by the Company under the Express Scripts Holding Company 2016 Long-Term Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EXPRESS SCRIPTS HOLDING COMPANY

Date: May 4, 2016	By:	/s/ Martin P. Akins
Martin P. Akins
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Executive Employment Agreement with Timothy Wentworth dated May 4, 2016.

10.2	Form of Executive Employment Agreement to be entered into with certain executive officers.

10.3	Form of Restricted Stock Unit Grant Notice for Non-Employee Directors to be used with respect to grants of restricted stock units by the Company to non-employee directors under the Express Scripts Holding Company 2016 Long-Term Incentive Plan.

10.4	Form of Stock Option Grant Notice for Non-Employee Directors to be used with respect to grants of stock options by the Company to non-employee directors under the Express Scripts Holding Company 2016 Long-Term Incentive Plan.

10.5	Form of Restricted Stock Unit Grant Notice to be used with respect to grants of restricted stock units by the Company under the Express Scripts Holding Company 2016 Long-Term Incentive Plan.

10.6	Form of Performance Share Award Notice to be used with respect to grants of performance shares by the Company under the Express Scripts Holding Company 2016 Long-Term Incentive Plan.

10.7	Form of Stock Option Grant Notice to be used with respect to grants of stock options by the Company under the Express Scripts Holding Company 2016 Long-Term Incentive Plan.